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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of earliest event reported): MAY 1, 2000
                                                            -----------




                     CAMERON ASHLEY BUILDING PRODUCTS, INC.
                     --------------------------------------
             (Exact name of Registrant as specified in its charter)



                                     0-23442
                                     -------
                            (Commission File Number)


            GEORGIA                                                   58-1984957
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(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)




                                11651 PLANO ROAD
                               DALLAS, TEXAS 75243
                               -------------------
          (Address, including Zip Code, of Principal Executive Offices)



        Registrant's telephone number, including area code: 214-860-5100
                                                            ------------


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ITEM 5. OTHER EVENTS

     Cameron Ashley Building Products, Inc. has accepted an offer from Guardian Industries Corp., to acquire all of the outstanding shares of the Company for $18.35 per share in cash. A definitive merger agreement between the companies has been signed.

     The definitive agreement contemplates that Guardian will commence a tender offer to purchase all of Cameron Ashley's outstanding common stock within the next 10 business days. Assuming requisite levels of tendered shares are met, receipt of regulatory approvals and satisfaction of other closing conditions, closing of the transaction is expected in June. Receipt of financing by Guardian is not a closing condition. Certain officers and directors of Cameron Ashley have granted Guardian an option to purchase shares which they beneficially own representing up to 4.3% of the outstanding shares of the Company.

     Cameron Ashley had previously entered into an amended definitive agreement whereby an investment group consisting of CGW Southeast Partners IV, L.P. and an affiliate of Citicorp Venture Capital, Ltd., a subsidiary of Citigroup Inc. (NYSE:C), along with senior management of the Company and a strategic partner would acquire all the outstanding shares of Cameron Ashley's common stock at a price of $18.25 per share in cash. The investment group declined to increase its offer to purchase the company, and the agreement with the investment group has been terminated.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     2.2 Agreement and Plan of Merger dated as of January 17, 2000, by and among Cameron Ashley Building Products, Inc., Guardian Fiberglass, Inc. and CAB Merger Corp.

     4.2 Second Amendment to Rights Agreement dated April 28, 2000 between the Company and SunTrust Bank, Atlanta, as Rights Agent.

     99. Press Release of Cameron Ashley Building Products, Inc. dated May 1, 2000.


                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CAMERON ASHLEY BUILDING PRODUCTS, INC.


Date: May 5, 2000                  By: /s/ GAROLD E. SWAN
                                       -----------------------------------------
                                          Garold E. Swan,
                                          Executive Vice President and CFO


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
2.2            Agreement and Plan of Merger dated as of January 17, 2000, by and among Cameron Ashley Building Products, Inc., Guardian
               Fiberglass, Inc. and CAB Merger Corp.

4.2 Second Amendment to Rights Agreement dated April 28, 2000 between the Company and SunTrust Bank, Atlanta, as Rights Agent.

99             Press Release of Cameron Ashley Building Products, Inc. dated May
               1, 2000.